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                                                                    Exhibit 23.3


                  CONSENT OF CHERRY BEKAERT & HOLLAND, L.L.P.



We consent to the use of our report incorporated herein by reference from SWVA Bancshares, Inc.'s 1999 Annual Report filed on Form 10-KSB and the reference to our Firm under the heading of "Experts" in this Registration Statement as filed with the Securities and Exchange Commission.


                         CHERRY BECKAERT & HOLLAND, L.L.P.



Lynchburg, Virginia
September 21, 2000